Exhibit 99.1

AAR CORP. KeyBanc Capital Markets Industrial, Automotive, & Transportation Conference Boston June 2, 2016

Forward-Looking Statements 2 This presentation includes certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, including those factors discussed under Item 1A, entitled “Risk Factors,” included in the Company’s Form 10-K for the fiscal year ended May 31, 2015. Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. For additional information, see the comments included in AAR’s filings with the Securities and Exchange Commission.

Company Overview 3

Established Player Serving the Global Aviation Services Market 4 Leading provider of Aviation Services and Expeditionary Services to commercial and defense/govt. markets NYSE: AIR Diversified $1.7B revenue stream Over 60 years as a market leader in aftermarket aviation support Over 4,500 employees in over 20 countries Close-to-the-customer business

Company Overview 5 Supply Chain Aviation Services ~$1.4B Airlift Mobility Expeditionary Services ~$0.3B Fixed- and rotary-wing expeditionary airlift services -Passenger -Cargo -Combi Mission support, logistics resupply and training MRO Aircraft maintenance and modifications Component repair Landing gear and wheels and brakes repair Engineering services Programs Distribution Trading Pallets, containers, shelter systems, and accessories Support services Special mission projects

Aviation Services Supply Chain 6 Buying, selling, exchanging, and leasing overhauled airframe and engine parts > 1 million parts stocked Aircraft and engine end-of-life solutions Inventory consignments Technical services including inspections and work scoping for repairs Parts Trading Supplier of factory-new aftermarket OEM parts to commercial and defense customers 50+ OEM distributorships 20,000+ line items available Stocking locations around the world Independent – no OEM or Airline affiliation Distribution Comprehensive and innovative contracted solutions for supply chain management Over 1,100 aircraft under long-term Power-by-the-Hour (PBH) support Inventory owned by customer or part of AAR pool Reduce maintenance spend; improve turn times Programs

Aviation Services MRO 7 Oklahoma City Regional & Narrow body 300,000 sf in six hangars Full airframe paint capabilities Miami Narrow & Wide body 226,000 sf in three hangars Full airframe paint capabilities Indianapolis Narrow & Wide body 1.1 Million sf in 10 hangars Full airframe paint capabilities Duluth Regional & Narrow body 80,000 sf open hangar floor space Lake Charles Narrow and Wide body Capable of handling aircraft as large as A380 520,000 sf facility in six hangars Airframe Maintenance Facilities 1,082 aircraft maintained, repaired or overhauled 5 million Man hours #1 MRO of the Americas Rockford 6th Facility Under Construction 120,000sf Landing Gear facility >300 Landing Gear Customers 250,000sf Component Services facilities >10,000 High-value serviced components MRO Landing Gear & Component Services Note: AAR announced closure of Hot Springs facility in July 2015.

Expeditionary Services 8 Airlift Mobility Rotary & fixed wing flight operations Austere environments Search & rescue Personnel, cargo, combi, and external cargo capable Day, night, & all-weather operations Shelter systems – transportable by air, land and sea and patented for rapid on- and off-loading ISU containers – customizable shipping and storage of equipment, spare parts, high value cargo Expeditionary systems – mobile power, water purification, maintenance & calibration shops Palletized systems - custom pallets & platforms for short-term storage and quick movement of cargo

Serving Niche and Growing Aviation Markets 9 Global MRO Market ~$64 ~$96 $B Parts Distribution & Surplus Parts Market ~$13 ~$20 $B ~82% ~81% * B & GA = Business and General Aviation Source: ICF International ~21% ~21% Denotes AAR market presence ~22% ~22% Continued MRO outsourcing OEM push into certain MRO markets Overseas wide-body aircraft maintenance Macro Trend AAR Impact/ Response AAR growth -- Margin pressure Lake Charles low-cost facility; Rockford under construction Single-digit growth Deferred aircraft retirement in response to lower oil prices Next-generation aircraft AAR taking market share Pipeline of opportunities Plans to build capabilities 2015 2025 Modifications Heavy Airframe Line Components Engine 2015 2025 B&GA* Surplus B&GA* Distribution Military Surplus Military Distribution Air Transport Surplus Air Transport Distribution

Strong Industry Relationships 10 U.S. DoD U.K. MoD Colombian Air Force U.S. Marshals Service Airlines OEMs Cargo & Leasing Government

Financial Performance 11

Navigated Through Five Major Industry Cycles 12 Arab Oil Embargo Fuel Crisis Conflicts in Iran Economic Downturn Gulf War September 11 Attacks “Great Recession” 11% CAGR Sales ($B) After Each Down Cycle, AAR Has Emerged as a Stronger Company Sale of Telair Cargo Group - 0.5 1.0 1.5 2.0 2.5 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

3Q FY2016 Highlights Sales of $402.8 million, up 6.0% from prior year $30.8 million growth (+9.7%) in Aviation Services $8.1 million decline (-13.1%) in Expeditionary Services Diluted EPS of $0.31 per share from continuing operations, inclusive of a $0.05 per diluted share income tax benefit Gross profit % increased from 13.2% to 14.5% year-over-year due primarily to improvement in supply chain programs and higher sales in MRO SG&A at 10.6% of sales, versus 11.0% last year Further improvement will come from increasing sales 13

3Q FY2016 Income Statement Highlights Significant Top-Line Growth over Prior Year 14 Prior Year Prior Quarter in millions except EPS 3Q 16 3Q 15 2Q 16 PY PQ Sales $402.8 $380.1 $423.8 $22.7 ($21.0) Gross Profit $58.3 $50.1 $59.9 $8.2 ($1.6) % Margin 14.5% 13.2% 14.1% 1.3% 0.3% SG&A $42.6 $41.7 $42.5 ($0.9) ($0.1) % Margin 10.6% 11.0% 10.0% 0.4% (0.5%) Operating Income $15.7 $9.0 $17.3 $6.7 ($1.6) % Margin 3.9% 2.4% 4.1% 1.5% (0.2%) Net Interest Expense $1.6 $6.4 $1.5 $4.8 ($0.1) Income Tax $3.4 $0.7 $5.3 ($2.7) $1.9 Income from Continuing Ops. $10.7 $1.9 $10.4 $8.8 $0.3 Avg. Dil Shares 34.4 39.2 34.6 4.8 0.2 Diluted EPS - Continuing Ops $0.31 $0.05 $0.30 $0.26 $0.01 Total Net Income $4.8 ($34.5) $8.0 $39.3 ($3.2) Total EPS - Diluted $0.14 ($0.89) $0.23 $1.03 ($0.09) Variance Better / (Worse)

3Q FY2016 Leverage & Liquidity Levels Strong Delevering Trend $ in million ($ in million) Q1’14 Q2’14 Q3’14 Q4’14 Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Q3’16 Total Debt 702.2 680.8 714.4 634.0 627.1 635.3 643.3 154.0 179.5 170.3 195.7 Cash 90.9 98.5 114.7 89.2 81.8 92.6 67.0 54.7 28.7 62.8 50.4 Available Liquidity 435.9 463.9 439.9 424.5 417.0 387.4 346.5 491.4 414.0 447.9 405.5 Net Debt Evolution $108 $145 $431 15 $611 $582 $600 $545 $545 $543 $576 $98 $151 $108 Aug.2013 Nov.2013 Feb.2014 May.2014 Aug.2014 Nov.2014 Feb.2015 May.2015 Aug.2015 Nov.2015 Feb.2016

3Q FY2016 Debt Composition Maturity Tower $ in million ($ in million) 2016 2017 2018 2019 2020 2021 2022 Revolver 135 as of 2/29/16 DBJ 10.0 Convert 2.25% 25.7 * IRB 25.0 * $25.7 million remaining balance of converts was retired on March 1, 2016, with available cash and liquidity Modest Debt Retirement Profile $500 16 $26 $10 $25 $135 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022

Key Investment Highlights 17 Commitment to Strong Shareholder Returns Sharper focus on services businesses following recent transformation Long-term aftermarket growth Strong and deep relationships with key industry players Time-proven, value-added service provider Strong balance sheet with substantial available liquidity

Mission 18